UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

TRANSATLANTIC HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

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(1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TRANSATLANTIC HOLDINGS, INC.
80 PINE STREET, NEW YORK, NEW YORK 10005

August 17, 2009

To the Stockholders of
TRANSATLANTIC HOLDINGS, INC.:

Notice is hereby given that the holders of a majority of the outstanding shares of common stock, par value $1.00 per share (the “Common Stock”), of Transatlantic Holdings, Inc., a Delaware corporation (“TRH”), have acted by written consent to approve an amendment and restatement (such amendment and restatement, the “New Charter”) of TRH’s existing certificate of incorporation (the “Existing Charter”). The New Charter, among other things, would:

•

increase the authorized share capital of TRH from 105,000,000 (consisting of 100,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $1.00 per share (“Preferred Stock”)) to 210,000,000 (consisting of 200,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock);

•	allow the number of directors to be fixed solely by the Board of Directors of TRH (the “Board”);

•	provide for the removal of a director, with or without cause, by the affirmative vote of the holders of at least a majority of the capital stock entitled to vote in respect thereof;

•	opt into Section 203 of the Delaware General Corporation Law (the “DGCL”) regarding interested stockholder transactions;

•	delete the enumeration of the powers of the Board set forth in the Existing Charter and clarify that the Board is empowered to the full extent of Delaware law;

•

provide that if the DGCL is amended to eliminate or further limit the personal liability of directors, then the liability of a director of TRH with respect to actions taken prior to such DGCL amendment shall be eliminated or limited to the fullest extent provided by the DGCL, as so amended;

•	remove certain provisions addressed in the by-laws of TRH or by the DGCL, to avoid unnecessary duplication; and

•	implement certain other modifications, more fully described below.

Only stockholders of record at the close of business on August 5, 2009 are hereby given this Notice of Action by Written Consent and Information Statement. This Notice of Action by Written Consent and Information Statement is first being mailed or furnished to stockholders of TRH on or about August 17, 2009 and the New Charter will not become effective until at least 20 days thereafter.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

We are not asking you for a proxy; please do not send us one. We are furnishing the Notice of Action by Written Consent and Information Statement to you solely to inform you of the approval of the New Charter by holders of a majority of the shares of our outstanding Common Stock. Section 228(e) of the DGCL and Rule 14c-2 of the Securities Exchange Act of 1934 require that we notify you of the approval of the New Charter because it was obtained by written consent of stockholders in lieu of a meeting. This Notice of Action by Written Consent and Information Statement is intended to provide such notice. No action is required by you.

By Order of the Board of Directors

AMY M. CINQUEGRANA
Secretary

TRANSATLANTIC HOLDINGS, INC.
80 PINE STREET, NEW YORK, NEW YORK 10005

NOTICE OF ACTION BY WRITTEN CONSENT PURSUANT TO SECTION 228(E) OF THE DELAWARE GENERAL CORPORATION LAW

INFORMATION STATEMENT REGARDING ACTION TAKEN BY CONSENT OF MAJORITY STOCKHOLDER IN LIEU OF MEETING

August 17, 2009

This Notice of Action by Written Consent and Information Statement (“Information Statement”) is being mailed on or about August 17, 2009, to the stockholders of record of Transatlantic Holdings, Inc., a Delaware corporation (“TRH” or “we”), at the close of business on August 5, 2009 (the “Record Date”), and is being delivered to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) and pursuant to Section 228(e) of the Delaware General Corporation Law (“DGCL”). This Information Statement is being sent to you for informational purposes only. No action is requested or required on your part. This Information Statement constitutes notice to our stockholders of corporate action by stockholders without a meeting, as required by Section 228 of the DGCL.

This Information Statement is being furnished to you to inform you that holders of shares representing a majority of the voting power of shares of our capital stock have adopted, by written consent dated June 4, 2009, resolutions authorizing us to amend and restate the existing certificate of incorporation of TRH (the “Existing Charter” and, as amended and restated, the “New Charter”). This Information Statement is first being mailed or furnished to stockholders of TRH on or about August 17, 2009 and, pursuant to Rule 14c-2 of the Exchange Act, the New Charter will not become effective until at least 20 days thereafter.

We will bear the expenses relating to this Information Statement, including expenses in connection with preparing and mailing this Information Statement and all documents that now accompany it or may in the future supplement it. We contemplate that brokerage houses, custodians, nominees, and fiduciaries will forward this Information Statement to the beneficial owners of the common stock of TRH, par value $1.00 per share (“Common Stock”), held of record by these persons and we will reimburse them for their reasonable expenses incurred in this process.

Only one copy of this Information Statement is being sent to multiple stockholders sharing an address unless TRH receives contrary instructions from any stockholder at that address. This practice, known as “householding”, is designed to reduce printing and postage costs. However, if any stockholder residing at such address wishes to receive a separate copy of this Information Statement, he or she may contact Investor Relations at 80 Pine Street, New York, New York 10005, 212-365-2040 or by emailing investor_relations@transre.com and TRH will deliver the Information Statement to such stockholder promptly upon receiving the request. Any such stockholder may also contact Investor Relations if he or she would like to receive separate mailings in the future. If a stockholder receives multiple copies of TRH’s mailing, he or she may request householding in the future by contacting TRH’s Investor Relations.

Voting Securities

As of the Record Date, TRH had 66,375,824 shares of Common Stock issued and outstanding and entitled to vote, and no shares of preferred stock, par value $1.00 per share (“Preferred Stock”), issued and outstanding. Each share of Common Stock is entitled to one vote and the approval of amendments to the Existing Charter requires the consent of the holders of a majority of the outstanding shares of Common Stock entitled to vote. On May 21, 2009, the Board of Directors of TRH (the “Board”) adopted and approved the New Charter and recommended that the stockholders of TRH adopt and approve the New Charter. On June 10, 2009, American International Group, Inc. and American Home Assurance Company (together, “AIG”), which, as of such date, beneficially owned 39,092,662 shares of our Common Stock, representing approximately 58.91% of our outstanding voting securities, delivered a written consent to us, dated as of June 4, 2009, approving and adopting the New Charter. The consent of AIG is the only stockholder approval required to approve and adopt the New Charter. No consideration was paid for the consent.

Dissenters’ Right Of Appraisal

Under Delaware law and our Existing Charter, no stockholder has any right to dissent to the New Charter.

CERTIFICATE OF INCORPORATION AMENDMENTS

General

The New Charter is described below and has been approved and adopted by the Board and AIG. The Board and AIG approved and adopted the New Charter in connection with the sale by AIG of approximately 29.9 million shares of TRH Common Stock, reducing AIG’s ownership from approximately 58.9% to approximately 13.9%, and the New Charter is intended to reflect TRH’s status as an independent public company, no longer controlled by AIG. The description of the New Charter is qualified in its entirety by reference to the full text of the New Charter, a copy of which is attached to this Information Statement as Exhibit A.

Once the New Charter becomes effective, your rights as a stockholder of TRH will be governed, in part, by the New Charter. Many of the principal attributes of our Common Stock will remain the same. There will be material differences, however, between your rights under the Existing Charter and your rights after the New Charter becomes effective. The following discussion is a comparison of the material provisions of the Existing Charter and the New Charter and is qualified in its entirety by reference to the full text of the New Charter.

As described below, certain provisions of the Existing Charter will be deleted in connection with the restatement of the New Charter. Generally, the deletion of these provisions will not affect the powers and obligations of TRH or its Board as such provisions will otherwise be applicable to TRH through their inclusion in the by-laws of TRH or through the provisions of the DGCL. However, the Board has discretion to alter the by-laws of TRH at any time, and the approval of stockholders will not be required to amend such provisions.

Authorized Capital Stock

TRH’s authorized capital stock will be increased from 105,000,000 (consisting of 100,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock) to 210,000,000 (consisting of 200,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock). TRH does not currently have any other plans, arrangements or understandings to issue any of the additional shares of Common Stock or Preferred Stock, other than pursuant to existing employee compensation plans, but the Board wishes to ensure that there will be authorized shares available for future, as yet unknown issuances to other parties, including possible additional issuances of incentive compensation to TRH’s employees, officers and directors or possible issuances in connection with future acquisitions, if any.

The increase in authorized capital stock will not have any immediate effect on the rights of existing stockholders, and the newly authorized Common Stock will have rights identical to our currently authorized Common Stock. However, the Board will have the authority to issue additional shares of authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or NYSE regulations. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and could be dilutive to the existing stockholders. Future issuances will have the effect of increasing the supply of shares of Common Stock, which, without a corresponding increase in demand, could cause the market price of the Common Stock to decline.

The increase in the authorized number of shares of Common Stock and Preferred Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of TRH without further action by its stockholders. Shares of authorized and unissued Common Stock or Preferred Stock could, within the limits imposed by applicable law or NYSE regulations, be issued in one or more transactions which would make a change in control of TRH more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of TRH.

The Board is not currently aware of any attempt to take over or acquire TRH. While it may be deemed to have potential anti-takeover effects, the adoption of the New Charter is not prompted by any specific effort or takeover threat currently perceived by management. Stockholders nevertheless should be aware that the New Charter could, within the limitations of applicable law, facilitate efforts to deter or prevent changes of control in the future, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other way.

Number and Election of Directors

Under the Existing Charter, the number of directors is established from time to time by, or in the manner provided in, the by-laws of TRH. The New Charter will allow the number of directors to be fixed solely by the Board.

Removal of Directors

The Existing Charter does not contain a provision regarding the removal of directors. Section 141 of the DGCL provides that any director or the entire Board may be removed, with or without cause, by the holders of at least a majority of the shares entitled to vote in an election of directors. The New Charter will contain language with respect to the removal of directors, which tracks the language of the DGCL.

Meetings; Books and Records; Offices

The Existing Charter provides that stockholders and directors have the power to hold their meetings, keep the books, documents and papers of TRH and to have one or more offices within or without of the state of Delaware, at such places as may be designated by the by-laws of TRH or by resolution of the stockholders or the Board.

Because the DGCL provides that stockholders and directors have this same power, such provisions have been deleted from the New Charter.

Indemnification of Directors, Officers and Employees

The Existing Charter provides that TRH will indemnify, to the full extent permitted by law, its directors, officers, employees and agents and any person who served any other enterprise at TRH’s request. Since the by-laws of TRH obligate it to indemnify its directors, officers, employees and agents, the New Charter will no longer specifically provide that TRH will indemnify its directors, officers and employees, and any person who served any other enterprise at TRH’s request, to the maximum extent permitted by law. The New Charter will provide that, if the DGCL is amended so that it eliminates or further limits the personal liability of directors, then liability of a director of TRH with respect to actions taken prior to such DGCL amendment shall be eliminated or limited to the fullest extent provided by the DGCL, as so amended.

Liability Insurance

The Existing Charter provides that TRH may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of TRH, or is or was serving at the request of TRH as a director, employee or agent of another corporation. Since the DGCL provides TRH with the authority to purchase insurance on behalf of TRH’s directors, officers, employees and agents, or any person who served at the request of TRH as a director, employee or agent of another enterprise, against liabilities asserted against them in such capacities, whether or not TRH would have the power to indemnify such persons under the Existing Charter, the New Charter will not specifically provide for that authority.

Interested Stockholder Transactions

The Existing Charter does not provide for TRH to opt into Section 203 of the DGCL. Under Section 203 of the DGCL a Delaware corporation is prohibited from engaging in mergers, dispositions of 10 percent or more of its assets, certain issuances of stock and other transactions (“business combinations”) with a person or group that owns 15 percent or more of the voting stock of the corporation (an “interested stockholder”) for a period of three years after the interested stockholder crosses the 15 percent threshold. These restrictions on transactions involving an interested stockholder do not apply if (i) before the interested stockholder owned 15 percent or more of the voting stock, the board of directors approved the business combination or the transaction that resulted in the person or group becoming an interested stockholder, (ii) in the transaction that resulted in the person or group becoming an interested stockholder, the person or group acquired at least 85 percent of the voting stock other than stock owned by directors who are also officers and under certain employee stock plans, or (iii) after the person or group became an interested stockholder, the board of directors and at least two-thirds of the voting stock (other than stock owned by the interested stockholder) approved the business combination at a meeting. TRH’s New Charter will provide that TRH opts into Section 203 of the DGCL.

Powers of the Board of Directors

The Existing Charter provides that the directors of TRH may exercise all powers and do all acts as may be exercised or done by TRH, subject to applicable law and TRH’s governing documents. In addition, the Existing Charter specifically provides that the Board has the power to take the following enumerated actions:

•	fix and vary the amount to be reserved for any proper purpose and to abolish any such reserve in the manner in which it was created;

•	authorize and cause to be executed mortgages and liens upon any part of the property of TRH provided it be substantially all;

•	determine the use and disposition of any surplus or net profits and to fix the times for the declaration and payment of dividends; and

•	sell, lease or exchange all of the property and assets of TRH upon such terms and conditions and for such consideration as it deems expedient and for the best interests of TRH.

The New Charter will contain a provision empowering the Board to exercise all powers and to do all acts as may be exercised or done by TRH subject to applicable law and does not enumerate specific powers.

Committees

The Existing Charter provides that the Board may designate one or more committees. The by-laws of TRH provide that the Board may designate committees of the Board. As a result, the New Charter will not include specific provisions empowering the Board to designate one or more committees of the Board.

Approval of Contracts or Acts

The Existing Charter provides that the Board may submit any contract or act for approval or ratification at any meeting of the stockholders, and any contract or act that shall be approved or ratified by the vote of the holders of a majority of the outstanding shares of Common Stock shall be as valid and binding as though it had been approved or ratified by every stockholder of TRH. Since stockholder voting rights are set forth in the by-laws of TRH, the New Charter will no longer specifically contain a provision regarding the approval of contracts by stockholders.

Interested Director Transactions

Because prior to June 10, 2009, TRH was controlled by AIG and AIG also had significant business arrangements with TRH, the Existing Charter provides that no contract or other transaction between TRH and any other corporation and no act of TRH shall in any way be affected or invalidated by the fact that any of the directors of TRH are financially or otherwise interested in such other corporation, that any director may be a party to or may be financially or otherwise interested in any contract or transaction of TRH so long as the fact that such director is interested is disclosed to the Board. Since TRH is no longer controlled by AIG, TRH believes that the provisions of Section 144 of the DGCL, which govern transactions with interested directors, will be sufficient to protect our stockholders, and the New Charter will no longer include detailed provisions concerning interested director transactions.

Other Modifications

Additional technical changes have been made to the Existing Charter including, among other things, changes to correct typographical errors, clarify language, delete the name and address of the incorporator and change the registered office and registered agent. Reference is made to the full text of the New Charter, a copy of which is attached to this Information Statement as Exhibit A.

SUPPLEMENTAL INFORMATION ABOUT CHANGES TO OUR BY-LAWS

General

In connection with the amendment and restatement of the Existing Charter and TRH’s new status as an independent company, the Board undertook a review of TRH’s existing by-laws (the “Existing By-Laws”). As a result of its review, on July 23, 2009, the Board adopted and approved an amendment and restatement of the Existing By-Laws (such amendment and restatement, the “New By-Laws”), to become effective upon the effectiveness of the New Charter. Stockholder approval is not required under applicable law or TRH’s governing instruments to adopt the New By-Laws. We are providing you with a description of the New By-Laws solely for informational purposes and no action is required by you.

Once the New By-Laws become effective, your rights as a stockholder of TRH will be governed, in part, by the New By-Laws. There will be material differences between your rights under the Existing By-Laws and your rights after the New By-Laws become effective. The following discussion is a comparison of certain material provisions of the Existing By-Laws and the New By-Laws. The following description is qualified in its entirety by reference to the full text of the New By-Laws, a copy of which is attached to this Information Statement as Exhibit B.

Registered Office and Other Offices

The Existing By-Laws do not provide for the registered office or registered agent of TRH. The New By-Laws will provide for the location of the registered office and name of the registered agent of TRH. The New By-Laws will also allow the Board to determine that TRH may have other offices, both within and without the state of Delaware.

Location of Stockholder Meetings

The Existing By-Laws provide that annual meetings and special meetings of stockholders may be held within or without the state of Delaware as designated by the Board. While the New By-Laws will contain a similar statement they also provide that if the location of a stockholders’ meeting has not been designated by the Board, then such stockholders’ meeting will be held at the principal executive offices of TRH. Furthermore, the New By-Laws will note that in lieu of holding a meeting at a designated place, in accordance with Delaware law, a meeting may be held solely by means of remote communication.

Special Meetings of Stockholders

General

The Existing By-Laws provide that the President or the Board may call special meetings of the stockholders. The New By-Laws will provide that special meetings of the stockholders may be called by (i) the Chairman of the Board, (ii) the Lead Director, if any (as defined in the New By-Laws), (iii) the Board or a committee of the Board which has been authorized to call such a meeting, or (iv) the President. Like the Existing By-Laws, the New By-Laws will provide that a special meeting shall be called by the Secretary upon the written request of the holders of twenty-five percent of the voting power of the issued and outstanding capital stock of TRH.

Demand Record Date

The Existing By-Laws do not contain procedures for setting a record date to determine the stockholders entitled to demand a special meeting. The New By-Laws will provide that in order that TRH may determine the stockholders entitled to demand a special meeting, the Board may fix a record date to determine the stockholders entitled to make such demand (the “Demand Record Date”). Such date shall not precede the date upon which the resolution fixing the Demand Record Date is adopted by the Board and shall not be more than 10 days after the date of such resolution. In the event that a stockholder requests that the Board set a Demand Record Date, and the Board fails to set a Demand Record Date within 10 days after the date such request was received by the Secretary of TRH, the Demand Record Date shall be the 10th day after the date on which such written request was received by the Secretary.

Demand for Special Meeting

The Existing By-Laws require stockholders requesting a special meeting to provide certain information about themselves and the purpose of the special meeting. The New By-Laws will require stockholders demanding a special meeting to provide additional information in connection with such demand. These provisions require stockholders to provide information in such demand similar to that required by the advance notice by-laws (as discussed below). To be valid a stockholder demand must be made in writing and sent to the Secretary of TRH not earlier than the close of business on the Demand Record Date and not later than the close of business on the 70th day following the Demand Record Date.

Date of Special Meeting

The Existing By-Laws provide that special meetings of stockholders are to be held at such date, time and place either within or without the State of Delaware as stated in the notice of the meeting. The New By-Laws will provide that the date of a special meeting of stockholders shall be set by the person or persons calling such special meeting. In the event that a special meeting of stockholders is called by the Secretary upon the demand of the stockholders the New By-Laws will provide that such meeting shall be held on such date as determined by the Board, however, such date cannot be more than 60 days or less than 10 days after the record date for the stockholders entitled to vote at the special meeting. In the event that the Board fails to designate a date for the special meeting within 10 days after the demand of the requisite stockholders is received by the Secretary then such special meeting shall be held on the 100th day after receipt of such notice by the Secretary.

Notice of Stockholder Meeting

The Existing By-Laws and the New By-Laws contain similar provisions regarding the notice required for stockholders’ meetings, with the exception that under the New By-Laws such notice must indicate the record date for determining stockholders entitled to vote thereat if such record date differs from the record date for determining stockholders entitled to notice of the meeting. The notice provisions have been further revised in the New By-Laws to clarify when notice will be deemed to have been given to stockholders depending on the manner in which the notice was sent to the stockholders.

Advance Notice Provisions for Election of Directors and for Business to be Transacted at Stockholders’ Meetings

While both the Existing By-Laws and the New By-Laws contain provisions relating to the ability of a stockholder to introduce business and nominate directors at meetings of stockholders, such provisions will be expanded in the New By-Laws. Among other things, the advance notice provisions have been revised so that separate provisions govern (i) the proposal of Board nominees and (ii) the proposal of other business. Additionally, the New By-Laws require a stockholder making a proposal at a meeting or nominating directors to provide additional information about itself and its ownership of TRH securities (including derivative securities) and agreements and arrangements relating to TRH securities.

The Existing By-Laws provide that a stockholder’s notice of its intention to introduce business at any meeting or to nominate directors for election must be delivered to the Secretary of TRH at its principal executive offices not less than 90 nor more than 120 days prior to the date of the meeting. The New By- Laws will require such stockholders’ notice to be received by the Secretary of TRH at its principal executive office (i) in the case of an annual meeting, not earlier than the close of business on the 90th day and not later than the close of business on the 60th day prior to the first anniversary of the preceding year’s annual meeting, subject to certain exceptions and (ii) in the case of a special meeting called for the purpose of electing directors, not later than the close of business on the 10th day following the earlier of the date on which notice of the date of the special meeting was mailed or publicly announced. As a result of these changes, pursuant to the New By-Laws, proposals by stockholders intended to be presented at the 2010 annual meeting of stockholders (other than proposals to be included in the Company’s proxy statement for the 2010 annual meeting pursuant to Rule 14a-8, for which the time period has not changed), must be received by the Secretary not earlier than February 20, 2010 and not later than the close of business on March 22, 2010. Previously the period was between January 21, 2010 and February 20, 2010.

Organization of Stockholder Meetings

The Existing By-Laws provide that the Chairman will preside over meetings of the stockholders, or in the absence of the Chairman, stockholders’ meetings shall be presided over by the following people which are listed in order of priority: the President, a Vice-President, a chairman designated by the Board or a chairman chosen at such meeting. The New By-Laws will provide that at any time the Chairman of the Board is an officer of TRH, the Board shall elect one independent director to act as the lead director (the “Lead Director”). Such Lead Director will serve as the next in line of succession to preside over meetings of the stockholders in the absence of the Chairman of the Board. Otherwise the provisions governing the organization of stockholder meetings are the same under the Existing By-Laws and the New By-Laws.

Stockholder Voting

The Existing By-Laws which state that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The New By-Laws will provide that directors shall be elected by a “majority of the votes cast”—which means that the number of shares properly voted “for” a director exceeds the number of votes cast properly “against” that director—except in the case of a contested election, in which case directors shall be elected by a plurality of the votes cast.

List of Stockholders Entitled to Vote

The New By-Laws will contain clarifying provisions regarding the list of stockholders entitled to vote at a meeting of the stockholders. For example, the New By-Laws will provide that (i) if the record date for determining the stockholders entitled to vote is less than ten days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date and (ii) the list of stockholders must be made available, either on a reasonably accessible electronic network or at the principal executive offices of TRH.

Board Powers; Number; Qualifications

The Existing By-Laws provide that the number of directors may be set from time to time by the Board. The New By-Laws will provide that the number of directors may be set from time to time by the Board but the Board cannot consist of fewer than three or more than twelve directors. Currently the Board is set at eight directors.

Director Election; Term of Office

The Existing By-Laws provide that any director or the entire Board may be removed with or without cause, by the majority of the shares then entitled to vote at an election of directors. Since provisions relating to the removal of directors are included in the New Charter, such provisions have been deleted from the New By-Laws.

Board Leadership

The Existing By-Laws do not contain provisions regarding Board leadership. The New By-Laws provide that the Chairman of the Board may, but need not be, an officer of TRH. The New By-Laws provide for the creation of a Lead Director position if at any time the Chairman of the Board is the President or another officer of TRH, which Lead Director is to be elected by the majority vote of the independent directors of the Board. The New By-Laws address the duties, power, and removal of the Chairman and the Lead Director.

Special Board Meetings

The Existing By-Laws provide that the President or the Secretary upon the written request of any two directors may call special meetings of the Board. The New By-Laws will allow special meetings of the Board to be called by the Chairman, the Lead Director, or the President and by the Secretary upon the written request of any two directors.

Compensation of Directors

The Existing By-Laws provide that the Board had the authority to fix the compensation of all directors. However, the power of the Board to fix the compensation of directors has been limited to independent directors in the New By-Laws.

Committees of the Board

The Existing By-Laws contain a list of powers which committees of the Board do not have the authority to exercise. The New By-Laws will streamline such list and will provide that a committee may not (i) approve or adopt, or recommend to the stockholders any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to the stockholders for approval or (ii) adopt, amend or repeal the New By-Laws.

Stock Certificates and Uncertificated Shares

The provisions of the Existing By-Laws relating to stock certificates will be expanded. The New By-Laws specifically provide that shares of TRH stock can be either certificated or uncertificated.

Transfers of Stock

The Existing By-Laws do not contain provisions relating to the transfer of stock. The New By-Laws will contain procedures regarding stock transfers.

Fixing the Record Date

The Existing By-Laws provide that in order that TRH may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix in advance a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. In the event the Board fails to set a record date, (i) the record date for determining stockholders entitled to notice of and to vote at any meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is expressed; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

The New By-Laws will contain similar provisions but clarify that if the Board so fixes a record date for notice of any meeting of stockholders, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. The New By-Laws will also provide that in order for TRH to determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board. In the event that a stockholder requests that the Board set a record date, and the Board fails to set a record date within 10 days after the date such request was received by the Secretary of TRH, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken, is received by the Secretary. If no record date has been fixed by the Board and prior action by the Board is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board adopts the resolution taking such prior action.

Registered Stockholders

The Existing By-Laws do not contain a provision regarding registered stockholders. A provision has been added to the New By-Laws providing that TRH shall be entitled to recognize the exclusive right of a person registered on its records as the owner of shares of stock to receive dividends and to vote as such owner and shall not be required to recognize any interest in such shares of stock on the part of any other person.

Indemnification of Directors, Officers, Employees and other Agents:

The Existing By-Laws provide that TRH shall indemnify, to the full extent of the law, any person made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director, officer or employee of TRH or serves or served at the request of TRH any other enterprise as a director, officer, employee of agent.

The New By-Laws will provide for additional provisions relating to the indemnification of directors, officers, employees and other agents. In particular, such provisions (i) have been revised to track the language of the DGCL, (ii) provide that the rights of indemnitees to indemnification and advancement of expenses are contract rights and vest at the time such person becomes a director or officer of TRH, (iii) specify that the right to indemnification shall be a vested contract right and any amendment to the indemnification provisions of the New By-Laws shall not affect the right to indemnification retroactively, (iv) set forth terms governing claims against TRH for indemnification or advancement of expenses, (v) describe how to make a determination that a person is entitled to indemnification, (vi) note that indemnification and advancement of expenses are not exclusive rights, (vii) grant TRH the ability to purchase insurance for directors, officers, employees or agents of TRH or such persons working for another entity on behalf of TRH, and (viii) provide for the severability of any invalid indemnification provision from any valid provision of the New By-Laws.

Interested Directors

Since TRH is no longer controlled by AIG, the provisions regarding the treatment of contracts or transactions between TRH and one or more of its directors and officers, or an entity in which one or more of TRH’s directors or officers have an interest are no longer included in the New By-Laws.

Amendment of By-Laws

While the Existing By-Laws state that the by-laws may be amended or repealed, or new by-laws adopted by the Board or the stockholders, the New By-Laws clarify that any amendments thereto require the affirmative vote of stockholders holding at least a majority of the voting power of all of the outstanding capital stock of TRH entitled to vote or a majority of the Board.

Other Modifications

There are additional technical changes to the Existing By-Laws including, among other things, correction of typographical errors and clarifications of language.

BENEFICIAL OWNERSHIP

The following table lists the beneficial ownership of TRH Common Stock as of June 30, 2009, by each person or group which, to our knowledge, beneficially owned more than five percent of the outstanding TRH Common Stock and is based on 66,375,824 shares of TRH Common Stock outstanding. Beneficial ownership is determined under Securities and Exchange Commission (“SEC”) rules and generally includes voting or investment power over securities.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock
Name:
American International Group, Inc. (1)	9,193,341	13.9%
70 Pine Street New York, New York 10270
Atticus Capital LP (2)	3,689,600	5.6%
767 Fifth Avenue, 12th Floor New York, New York 10153
Davis Selected Advisors (3)	15,369,728	23.2%
2949 East Elvira Road, Suite 101 Tucson, Arizona 85706
All of our directors and executive officers as a group	1,464,317	2.21%
(14 individuals) (4)

(1)

AIG filed a Schedule 13D/A, dated June 5, 2009, with respect to our Common Stock held by it, which stated that it has sole voting authority and sole dispositive authority with respect to 9,193,341 shares.

(2)

Atticus Capital LP filed a Schedule 13G, dated June 9, 2009, with respect to our Common Stock held by it, which stated that it has sole voting authority and sole dispositive power with respect to 3,689,600 shares.

(3)

Davis Selected Advisers, L.P. filed a Schedule 13G/A, dated June 16, 2009, with respect to our Common Stock held by it, which stated that it is an institutional investment manager, and that it has sole voting authority with respect to 6,669,107 shares and sole dispositive authority with respect to 15,369,728 shares.

(4)	Excludes amounts over which the director or executive officer has disclaimed beneficial ownership.

DESCRIPTION OF CAPITAL STOCK

These summaries of our capital stock may not contain all of the information that is important to you. To understand them fully, you should read our Existing Charter and Existing By-Laws, as well as our proposed New Charter and our proposed New By-Laws. Copies of the New Charter and the New By-Laws are attached hereto as Exhibits A and B, respectively. The following descriptions are qualified in their entirety by reference to each of the organizational documents and to the applicable provisions of the DGCL.

Common Stock

As of the Record Date, there were 100,000,000 shares of Common Stock authorized with a stated par value of $1.00 per share, of which 66,375,824 shares were issued and outstanding. Immediately following the increase in authorized shares of Common Stock contemplated by the New Charter (assuming no further issuances of Common Stock), there will be 200,000,000 shares of Common Stock authorized, of which 66,375,824 will be issued and outstanding, 988,900 will be issued and held by TRH as treasury shares and 132,635,276 will be authorized but unissued. The holders of shares of Common Stock vote as a single class and are entitled to one vote per share on all matters to be voted on by the stockholders. All of our outstanding Common Stock is validly issued, fully paid and nonassessable. Our Common Stock is not entitled to preemptive or other similar subscription rights to purchase any of our securities. Subject to preferences that may apply to shares of Preferred Stock outstanding at the time, holders of outstanding shares of Common Stock are entitled to receive dividends out of assets legally available at the times and in the amounts as the Board may from time to time determine. Upon our liquidation, dissolution or winding up, the holders of our Common Stock are entitled to receive pro rata our assets which are legally available for distribution, after payment of all debts and other liabilities and subject to the prior rights of any holders of Preferred Stock then outstanding.

AIG approved the New Charter on June 4, 2009. As of June 4, 2009, AIG held 58.91% of the voting power of our outstanding shares of Common Stock.

Preferred Stock

Our Board may, without further action by our stockholders, from time to time, direct the issuance of Preferred Stock in series and may, at the time of issuance, determine the rights, preferences and limitations of each series. As of the Record Date, there were 5,000,000 shares of Preferred Stock authorized with a stated par value of $1.00 per share, of which no shares were issued and outstanding. Immediately following the increase in authorized shares of Preferred Stock contemplated by the New Charter there will be 10,000,000 shares of Preferred Stock authorized, of which no shares will be issued and outstanding. Satisfaction of any dividend preferences of outstanding shares of Preferred Stock would reduce the amount of funds available for the payment of dividends on shares of Common Stock. Holders of shares of Preferred Stock may be entitled to receive a preference payment in the event of our liquidation, dissolution or winding-up before any payment is made to the holders of shares of Common Stock. Under specified circumstances, the issuance of shares of Preferred Stock may render more difficult or tend to discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of our securities or the removal of incumbent management. Upon the affirmative vote of a majority of the total number of directors then in office, our Board, without stockholder approval, may issue shares of Preferred Stock with voting and conversion rights which could adversely affect the holders of shares of Common Stock.

VOTING PROCEDURES

Pursuant to the DGCL and our Existing Charter, the affirmative vote of the holders of a majority of our outstanding Common Stock, voting together as a single class, is sufficient to amend the Existing Charter, which vote was obtained by the written consent of AIG as described herein. As a result, the New Charter has been approved and no further votes will be needed.

Pursuant to the DGCL, our Existing Charter and our Existing By-Laws, a majority of the Board is sufficient to amend the Existing By-Laws, which vote was obtained by the written consent of the Board as described herein. As a result, the New By-Laws have been approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the adoption and approval of the New Charter or the New By-Laws which is not shared by all other holders of Common Stock.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

TRH files annual, quarterly, and current reports, proxy statements, and other documents with the SEC. The public may read and copy any materials filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Also, the SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov or through the New York Stock Exchange, 20 Broad Street, New York, New York 10005, on which our Common Stock is listed.

We also make available free of charge on or through our Internet web site (http://www.transre.com) TRH’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and, if applicable, amendments to those reports filed or furnished pursuant to Section 13(a) of the Exchange Act, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. In addition, you may request copies of these filings at no cost through our Investor Relations Department at: Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, Telephone: (212) 365-2040, E-mail: investor_relations@transre.com.

TRANSATLANTIC HOLDINGS, INC.

By:	/s/ ROBERT F. ORLICH Name: Robert F. Orlich Title: President and Chief Executive Officer

EXHIBIT A

RESTATED
CERTIFICATE OF INCORPORATION
OF
TRANSATLANTIC HOLDINGS, INC.

The undersigned President and Chief Executive Officer of Transatlantic Holdings, Inc. does hereby certify as follows:

The name of the corporation is Transatlantic Holdings, Inc. (the “Corporation”).

1.	The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 10, 1986, under the name PREINCO Holdings, Inc.

2.

In accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”), this Restated Certificate of Incorporation has been (a) duly proposed by resolutions adopted and declared advisable by the Board of Directors of the Corporation, and (b) approved by the written consent of the stockholders of the Corporation in accordance with Section 228 of the DGCL.

3.	Pursuant to Section 103(d) of the DGCL, this Restated Certificate of Incorporation shall become effective upon filing with the Secretary of State of the State of Delaware.

4.	The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

FIRST: The name of the Corporation is Transatlantic Holdings, Inc.

SECOND: The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The name of the Corporation’s registered agent at such address is Corporation Service Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred and ten million (210,000,000) shares, of which two hundred million (200,000,000) shares of the par value of $1.00 per share shall be designated as Common Stock and ten million (10,000,000) shares of the par value of $1.00 per share shall be designated as Preferred Stock.

The rights, preferences and limitations of said classes of stock are as follows:

1.

The Preferred Stock may be issued from time to time by the Board of Directors as shares of one (1) or more series of Preferred Stock, and the Board of Directors is expressly authorized, prior to issuance, in the resolution or resolutions providing for the issue of shares of each particular series, to fix the following:

a.	The distinctive serial designation of such series which shall distinguish it from other series;

b.	The number of shares included in such series, which number may be increased or decreased from time to time unless otherwise provided by the Board of Directors in creating the series;

c.	The annual dividend rate (or method of determining such rate) for shares of such series, if any, and the date or dates upon which such dividends shall be payable;

d.

Whether dividends on the shares of such series shall be cumulative, and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;

e.

The amount or amounts which shall be paid out of the assets of the Corporation to the holders of the shares of such series upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

f.

The price or prices at which, the period or periods within which and the terms and conditions, if any, upon which the shares of such series may be redeemed, in whole or in part, at the option of the Corporation;

g.

The obligation, if any, of the Corporation to purchase or redeem shares of such series pursuant to a sinking fund or otherwise and the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series shall be redeemed, in whole or in part, pursuant to such obligation;

h.

The period or periods within which and the terms and conditions, if any, including the price or prices or the rate or rates of conversion and the terms and conditions of any adjustments thereof, upon which the shares of such series shall be convertible at the option of the holder into shares of any class of stock or into shares of any other series of Preferred Stock;

i.	The voting rights, if any, of the shares of such series in addition to those required by law, including the number of votes per share;

j.

The ranking of the shares of the series as compared with shares of other series of Preferred Stock in respect of the right to receive dividends and the right to receive payments out of the assets of the Corporation upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

k.	Any other relative rights, preferences or limitations of the shares of the series not inconsistent herewith or with applicable law.

2.

All series of Preferred Stock shall rank senior to all series of Common Stock in respect of the right to receive dividends (to the extent dividends are payable on a series of Preferred Stock) and the right to receive payments out of the assets of the Corporation upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation. All shares of Preferred Stock redeemed, purchased or otherwise acquired by the Corporation (including shares surrendered for conversion) shall be canceled and upon the effectiveness of any filing required by the DGCL shall be restored to the status of authorized but unissued Preferred Stock undesignated as to series.

3.

No holder of shares of Common Stock or of shares of Preferred Stock shall be entitled as a matter of right to subscribe for or purchase, or have any preemptive right with respect to, any part of any new or additional issue of stock of any class whatsoever, or of securities convertible into any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

4.

Except as otherwise provided by the Board of Directors in accordance with Section 1 above in respect of any series of the Preferred Stock or as required by law, all voting rights of the Corporation shall be vested exclusively in the holders of the Common Stock who shall be entitled to one (1) vote per share.

FIFTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

1.

The number of directors of the Corporation shall be such as from time to time shall be fixed solely by the Board of Directors. Election of directors need not be by ballot unless the By-Laws so provide.

2.

In furtherance and not in limitation of the powers conferred upon the Board of Directors by the DGCL and this Restated Certificate of Incorporation, the Board of Directors is hereby expressly empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to applicable law.

3.

The Board of Directors shall have power, without the assent or vote of the stockholders, to make, adopt, alter, amend, change, supplement, add to and repeal the By-Laws of the Corporation in any manner not inconsistent with the DGCL or this Restated Certificate of Incorporation.

4.

A director may be removed from office with or without cause, and only by the affirmative vote of the holders of at least a majority of the voting power of all of the outstanding capital stock of the Corporation entitled to vote in respect thereof.

SIXTH: A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as currently in effect or as the same may hereafter be amended. If the DGCL is amended after the filing of this Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation with respect to actions taken or omitted prior to the effectiveness of such amendment shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Furthermore, any repeal or modification of this Article SIXTH shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

SEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

EIGHTH: The Corporation shall be governed by Section 203 of the DGCL.

IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been signed by the President and Chief Executive Officer of the Corporation this ____ day of [•], 2009.

TRANSATLANTIC HOLDINGS, INC.

By:	Name;
Title:

EXHIBIT B

AMENDED AND RESTATED
TRANSATLANTIC HOLDINGS, INC.
BY-LAWS
As of [•], 2009

ARTICLE I
OFFICES

Section 1.1 Registered Office. The registered office of Transatlantic Holdings, Inc. (the “Corporation”) within the State of Delaware shall be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at such location is Corporation Service Company.

Section 1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine or the business of the Corporation may require.

ARTICLE II
STOCKHOLDERS

Section 2.1 Location of Meetings. All meetings of the stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board of Directors. In the absence of any such designation, meetings of the stockholders shall be held at the principal executive offices of the Corporation. In lieu of holding a meeting of stockholders at a designated place, the Board of Directors may, in its sole discretion, determine that any meeting of stockholders may be held solely by means of remote communication.

Section 2.2 Annual Meetings. Annual meetings of stockholders shall be held at such date, time and place (if any) as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. At each annual meeting of stockholders, the stockholders shall elect directors and shall transact only such other business as shall have been properly brought before the meeting in accordance with these Amended and Restated By-Laws.

Section 2.3 Special Meetings of Stockholders.

(a) Special meetings of stockholders, for any purpose or purposes, unless otherwise prescribed by statute, and except as otherwise may be provided by the Board of Directors in accordance with Section 1 of Article FOURTH of the Restated Certificate of Incorporation in respect of any series of preferred stock, (i) may be called only by (A) the Chairman of the Board of Directors, if any, (B) the Lead Director (as defined below) (if the Board of Directors shall have appointed a Lead Director), (C) the Board of Directors or a committee of the Board of Directors which has been duly created by the Board of Directors and whose powers and authority, as provided in a resolution of the Board of Directors or in these Amended and Restated By-Laws, include the power to call such meetings, or (D) the President, and (ii) shall be called by the Secretary, subject to and in accordance with this Section 2.3, upon the request in writing of stockholders holding of record at least twenty-five percent of the voting power of the issued and outstanding shares of capital stock of the Corporation entitled to vote at such meeting. Special meetings of stockholders may not be called by any other person or persons.

(b) In order that the Corporation may determine the stockholders entitled to demand a special meeting, the Board of Directors may fix a record date to determine the stockholders entitled to make such a demand (the “Demand Record Date”). The Demand Record Date shall not precede the date upon which the resolution fixing the Demand Record Date is adopted by the Board of Directors and shall not be more than ten (10) days after the date upon which the resolution fixing the Demand

Record Date is adopted by the Board of Directors. Any stockholder of record seeking to have stockholders demand a special meeting shall, by sending written notice to the Secretary by hand or by certified or registered mail, return receipt requested, at the principal executive offices of the Corporation, request the Board of Directors to fix a Demand Record Date. The Board of Directors shall, within ten (10) days after the date on which a valid request to fix a Demand Record Date is received by the Secretary, adopt a resolution fixing the Demand Record Date and shall make a public announcement of such Demand Record Date. If no Demand Record Date has been fixed by the Board of Directors within ten (10) days after the date on which such valid written request to set a Demand Record Date was received by the Secretary, the Demand Record Date shall be the tenth (10th) day after the date on which such valid written request was received by the Secretary or, if such tenth (10th) day is not a Business Day (as defined below), the next succeeding Business Day. To be valid, such written request shall (i) set forth the purpose for which the special meeting is to be held (including the text of any resolutions to be proposed for consideration and, in the event that such business includes a proposal to amend these Amended and Restated By-Laws, the language of the proposed amendment), (ii) be signed by one (1) or more stockholders of record (or their duly authorized proxies or other representatives), (iii) bear the date of signature of each such stockholder (or proxy or other representative), and (iv) include all information that would be required to be delivered pursuant to Section 2.5 or Section 2.6, as applicable, as if the stockholder had been making a nomination or proposing business to be considered at a meeting of stockholders.

(c) In order to demand a special meeting, a written demand by the stockholders holding of record as of the Demand Record Date at least twenty-five percent of the voting power of the issued and outstanding shares of capital stock of the Corporation entitled to vote on each issue proposed to be considered at the special meeting must be received by the Corporation. To be valid, each written demand shall (i) set forth the specific purpose for which the special meeting is to be held (which purpose shall be limited to the purpose set forth in the written request to set a Demand Record Date received by the Corporation pursuant to paragraph (b) of this Section 2.3), (ii) be signed by one (1) or more persons who as of the Demand Record Date are stockholders of record (or their duly authorized proxies or other representatives), (iii) bear the date of signature of each such stockholder (or proxy or other representative), and (iv) set forth the name and address of each stockholder signing such demand or on whose behalf such demand has been signed and the class or series and number of shares of stock of the Corporation which are owned of record by each such stockholder, provided, that, if any stockholder signing the demand or on whose behalf such demand has been signed owns, beneficially or of record, shares of capital stock of the Corporation representing at least five percent (5%) of the voting power of the issued and outstanding shares of capital stock of the Corporation entitled to vote on each issue proposed to be considered at the special meeting, each such stockholder shall also include all information that would be required to be delivered pursuant to Section 2.5 or Section 2.6, as applicable, as if the stockholder had been making a nomination or proposing business to be considered at a meeting of stockholders. To be valid, a stockholder demand must be made in a writing sent to the attention of the Secretary at the principal executive offices of the Corporation, and must be received by the Secretary not earlier than the close of business on the Demand Record Date and not later than the close of business on the seventieth (70th) day following the Demand Record Date.

(d) Except as provided in the following sentence, any special meeting shall be held at such date and at such time as shall be designated by whichever of the Chairman of the Board of Directors, the Lead Director, the Board of Directors, a committee of the Board of Directors, the President or the Secretary shall have called such meeting. In the case of any special meeting called by the Secretary upon the demand of stockholders (a “Demand Special Meeting”), such meeting shall be held at such date and at such time as shall be designated by the Board of Directors; provided, however, that the date of any Demand Special Meeting shall be not more than sixty (60) days nor less than ten (10) days after the record date for the Demand Special Meeting established pursuant to Section 6.4; and provided, further, that, subject to Section 2.3(e), in the event that the Board of Directors shall fail to designate a date and time for a Demand Special Meeting within ten (10) days after the date that a valid written demand for such meeting by the stockholders holding of record as of the Demand Record Date at least twenty-five percent of the voting power of the issued and outstanding shares of capital stock of the Corporation entitled to vote on each issue proposed to be considered at the special meeting is received by the

Corporation (the “Delivery Date”), then such meeting shall be held at 2:00 p.m. (local time) on the one hundredth (100th) day after the Delivery Date or, if such one hundredth (100th) day is not a Business Day, on the next succeeding Business Day. In fixing a meeting date for any special meeting, the Chairman of the Board of Directors, the Lead Director, the Board of Directors, a committee of the Board of Directors, the President or the Secretary may consider such factors as it deems relevant within the good faith exercise of its business judgment, including, without limitation, the nature of the action proposed to be taken, the facts and circumstances surrounding any demand for such meeting, and any plan of the Board of Directors to call an annual meeting or a special meeting for the conduct of related business.

(e) The Corporation may, within ten (10) days of the Delivery Date, engage independent inspectors of election to act as agents of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported written demand or demands for a special meeting received by the Secretary. In the event the Corporation engages an independent inspector of election, the Board of Directors shall, within ten (10) days after the date on which the independent inspectors certify to the Corporation that the demand or demands received by the Secretary are valid and represent at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation entitled to vote on each issue proposed to be considered at the special meeting (the “Certification Date”), designate a date and time for a Demand Special Meeting; provided, however, that the date of any Demand Special Meeting shall be not more than sixty (60) days nor less than ten (10) days after the Demand Special Meeting record date established pursuant to Section 6.4; and provided, further, that, in the event that the Board of Directors shall fail to designate a date and time for a Demand Special Meeting within ten (10) days after the Certification Date, then such meeting shall be held at 2:00 p.m. (local time) on the one hundredth (100th) day after the Certification Date or, if such one hundredth (100th) day is not a Business Day, on the next succeeding Business Day. Nothing contained in this paragraph shall in any way be construed to limit the ability of the Board of Directors or any stockholder to contest the validity of any demand, whether during or after the period described above, or to take any other action (including, without limitation, the commencement, prosecution or defense of any legal proceeding with respect thereto).

(f) Only business within the purposes described in the meeting notice given in accordance with Section 2.4 may be conducted at a special meeting.

(g) For purposes of these Amended and Restated By-Laws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

Section 2.4 Notice of Meetings. Except as otherwise expressly required by statute, written notice of each annual and special meeting of stockholders stating the date, place and hour of the meeting, the record date for determining stockholders entitled to vote at such meeting, if such record date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purposes for which the meeting is called, shall be given to each stockholder of record entitled to notice thereof not less than ten (10) nor more than sixty (60) days before the date of the meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice. Notices shall be deemed given (a) if by mail, when deposited in the United States mail, postage prepaid, directed to the stockholder at the stockholder’s address as it appears on the record of stockholders of the Corporation; (b) if by facsimile, when faxed to a number where the stockholder has consented to receive notice; (c) if by electronic mail, when mailed electronically to an electronic mail address at which the stockholder consented to receive such notice; (d) if by posting on an electronic network (such as a website or chatroom) together with a separate notice to the stockholder of such specific posting, upon the later to occur of (i) such posting or (ii) the giving of the separate notice of such posting; or (e) if by any other form of electronic communication, when directed to the stockholder in the manner consented to by the stockholder. For notice given by electronic transmission (including, but not limited to, by facsimile, electronic mail, or posting on an electronic network) to a stockholder to be effective, such stockholder must consent to the Corporation’s giving notice by that particular form of electronic transmission. A stockholder may revoke consent to receive notice by electronic transmission by written notice to the Corporation. A stockholder’s consent to notice by electronic transmission is automatically revoked if the Corporation is unable to deliver two

(2) consecutive electronic transmission notices and such inability becomes known to the Secretary or the Assistant Secretary, the transfer agent or other person responsible for giving notice.

Section 2.5 Advance Notice Provisions for Election of Directors.

(a) Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made in connection with any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (i) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (ii) by any stockholder of the Corporation (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.5 and on the record date for the determination of stockholders entitled to vote at such meeting and (B) who complies with the notice procedures set forth in this Section 2.5.

(b) In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary.

(c) To be timely, a stockholder’s notice must be sent by hand or by certified or registered mail, return receipt requested, to the attention of the Secretary at the principal executive offices of the Corporation, and must be received by the Secretary (i) in the case of an annual meeting, not earlier than the close of business on the ninetieth (90th) day and not later than the close of business on the sixtieth (60th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after such anniversary date, notice by the stockholder in order to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to the date of such annual meeting and not later than the close of business on the sixtieth (60th) day prior to the date of such annual meeting or, if the first public announcement or notice of the date of such annual meeting is made or given to stockholders less than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which such public announcement was made or such notice of the date of such meeting is mailed, whichever first occurs; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public announcement of the date of the special meeting was made, whichever first occurs.

(d) To be in proper written form, a stockholder’s notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (A) the name and address of such stockholder and the name and address of such beneficial owner, if different, (B) (1) the class or series and number of shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, (2) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and such beneficial owner and any other direct or indirect opportunity such stockholder or beneficial owner has to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (3) any proxy, understanding, or relationship pursuant to which such stockholder or beneficial owner has a right to vote any shares of any security of the Corporation, (4) any short interest in any security of the Corporation (for purposes of this Section 2.5 a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (5) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder or beneficial owner that are separated or separable from the underlying shares of the Corporation, (6) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or beneficial owner is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (7) any performance-related fees that such stockholder or beneficial owner is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s or beneficial owner’s immediate family sharing the same household and (8) to the extent not disclosed pursuant to clause (2), the principal amount of any indebtedness of the Corporation or any of its subsidiaries beneficially owned by such stockholder or beneficial owner, together with the title of the instrument under which such indebtedness was issued and a description of any Derivative Instruments entered into by or on behalf of such stockholder or beneficial owner relating to the value or payment of any indebtedness of the Corporation or any such subsidiary (which information in this clause (B) shall be supplemented by such stockholder and beneficial owner, if any, not later than ten (10) days after the record date for notice of the meeting to disclose such ownership as of such record date), (C) a description of all arrangements or understandings between such stockholder or beneficial owner and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made, (D) a representation that such stockholder and such beneficial owner, if applicable, is, as of the date of such notice, and will be (or was, as applicable), as of the record date for voting at the meeting, a holder of record (and, in the case of a beneficial owner, a beneficial owner) of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, (E) a representation as to whether such stockholder or the beneficial owner, if any, intends or is part of a group which intends to solicit proxies from other stockholders in support of such nomination and (F) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

(e) No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.5. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

(f) In no event shall the adjournment of an annual meeting or special meeting or the postponement of any meeting that does not require a change in the record date for voting at such meeting, or any announcement thereof, commence a new period (or extend any time period) for the giving of notice as provided in this Section 2.5. This Section 2.5 shall not affect the rights of stockholders to request inclusion of proposals made pursuant to Rule 14a-8 under the Exchange Act.

Section 2.6 Advance Notice Provisions for Business to be Transacted at Annual Meeting.

(a) No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.6 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (B) who complies with the notice procedures set forth in this Section 2.6.

(b) In addition to any other applicable requirements for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary.

(c) To be timely, a stockholder’s notice must be sent by hand or by certified or registered mail, return receipt requested, to the attention of the Secretary at the principal executive offices of the Corporation, and must be received by the Secretary not earlier than the close of business on the ninetieth (90th) day and not later than the close of business on the sixtieth (60th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after such anniversary date, notice by the stockholder in order to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to the date of such annual meeting and not later than the close of business on the sixtieth (60th) day prior to the date of such annual meeting or, if the first public announcement or notice of the date of such annual meeting is made or given to stockholders less than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which such public announcement was made or such notice of the date of such meeting is mailed, whichever first occurs.

(d) To be in proper written form, a stockholder’s notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the By-Laws of the Corporation, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (ii) the name and address of such stockholder, and the name and address of such beneficial owner, if any, on whose behalf the proposal is being made, (iii) (A) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, (B) any Derivative Instrument directly or indirectly owned beneficially by such stockholder or beneficial owner and any other direct or indirect opportunity such stockholder or beneficial owner has to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, understanding, or relationship pursuant to which such stockholder or beneficial owner, if any, has a right to vote any shares of any security of the Corporation, (D) any short interest in any security of the Corporation (for purposes of this By-Law a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder or beneficial owner that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or beneficial owner is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (G) any performance-related fees that such stockholder or beneficial owner is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s or beneficial owner’s immediate family sharing the same household and (H) to the extent not disclosed pursuant to clause (B), the principal amount of any indebtedness of the Corporation or any of its subsidiaries beneficially owned by such stockholder or beneficial owner, together with the title of the instrument under which such indebtedness was issued and a description of any Derivative Instruments entered into by or on behalf of such stockholder or beneficial owner relating to the value or payment of any indebtedness of the Corporation or any such subsidiary (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than ten (10) days after the record date for notice of the meeting to disclose such ownership as of such record date), (iv) a description of all arrangements or understandings between such stockholder or beneficial owner and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder or beneficial owner in such business, (v) a representation that such stockholder and such beneficial owner, if applicable, is, as of the date of such notice, and will be (or was, as applicable), as of the record date for voting at the meeting, a holder of record (and, in the case of a beneficial owner, a beneficial owner) of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, and (vi) a representation as to whether such stockholder or the beneficial owner, if any, intends or is part of a group which intends to solicit proxies from other stockholders in support of such business.

(e) No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.6, provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.6 shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

(f) In no event shall the adjournment of an annual meeting or special meeting or the postponement of any meeting that does not require a change in the record date for voting at such meeting, or any announcement thereof, commence a new period (or extend any time period) for the giving of notice as provided in this Section 2.6. This Section 2.6 shall not affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement made pursuant to Rule 14a-8 under the Exchange Act.

Section 2.7 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board of Directors, if any, or in the absence of the Chairman of the Board of Directors by the Lead Director, or in the absence of the Lead Director, the President, or in the absence of the President by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, or in the absence of the Secretary an Assistant Secretary shall so act, or in their absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.8 Conduct of Business. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seems to him or her in order. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting.

Section 2.9 Quorum. At each meeting of stockholders, except where otherwise provided by law, the Restated Certificate of Incorporation or these Amended and Restated By-Laws, the holders of a majority of the aggregate voting power of the capital stock issued and outstanding entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum. For purposes of the foregoing, where a separate vote by class or classes is required for any matter, the holders of a majority of the aggregate voting power of the outstanding stock of such class or classes, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter. Two (2) or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum of the holders of any class of stock entitled to vote on a matter (including for this purpose one or more series of stock entitled to vote separately as series), the holders of such class so present or represented may, by majority vote, adjourn the meeting of such class from time to time in the manner provided by Section 2.10 until a quorum of such class shall be so present or represented. Shares of its own capital stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 2.10 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place (or by the same or other means of remote communication, if any), and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken; provided, that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for voting at the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting as of the record date for notice of such adjourned meeting fixed by the Board of Directors. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting.

Section 2.11 Classes or Series of Stock; Voting; Proxies.

(a) Except as otherwise provided by statute or the Restated Certificate of Incorporation and these Amended and Restated By-Laws, each stockholder of the Corporation shall be entitled at each meeting of stockholders to one (1) vote for each share of capital stock of the Corporation which has voting power upon the matter in question and which is standing in such stockholder’s name on the record of stockholders of the Corporation on the record date for voting at such meeting determined in accordance with the provisions of Section 6.4. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or if filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation.

(b) Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless required by law.

(c) Except as provided in Section 3.3, directors shall be elected by a “majority of votes cast” (as defined herein) at the annual meeting of stockholders, to hold office as provided by Article FIFTH of the Restated Certificate of Incorporation, unless the election is contested, in which case directors shall be elected by a plurality of votes cast. An election shall be deemed to be contested if as of a date that is fourteen (14) days in advance of the date the Corporation files its definitive proxy statement for such meeting (regardless of whether or not thereafter revised or supplemented) with the Securities and Exchange Commission, the number of nominees exceeds the number of directors to be elected. For the purposes of this Section 2.11, a “majority of votes cast” means that the number of shares properly voted “for” a director exceeds the number of votes properly cast “against” that director.

(d) With respect to other matters, unless otherwise provided by law, the Restated Certificate of Incorporation or other provisions of these Amended and Restated By-Laws, the affirmative vote of the holders of a majority of the shares of all classes or series of stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Where a separate vote by class or classes is required (including for this purpose one or more series entitled to vote separately as a series), the affirmative vote of the holders of a majority of the shares of such class or classes present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of such class, except as otherwise provided by law, the Restated Certificate of Incorporation or these Amended and Restated By-Laws.

Section 2.12 List of Stockholders Entitled to Vote. At least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder shall be prepared, provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting, either (a) on a reasonably accessible electronic network, provided, that the information required to gain access to such list will be provided with the notice of the meeting, or (b) during ordinary business hours, at the principal executive offices of the Corporation. If the meeting is held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder of the Corporation who is present. If the meeting is held solely by means of remote communication, the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.12 or to vote in person or by proxy at any meeting of stockholders.

ARTICLE III
BOARD OF DIRECTORS

Section 3.1 Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Restated Certificate of Incorporation. The number of directors, which shall constitute the Board of Directors, shall be not less than three (3) directors and may increase to such other number of Directors, not to exceed twelve (12) Directors, as shall be determined by the Board of Directors, from time to time. No decrease in the number of authorized directors of the Board of Directors shall have the effect of shortening the term of any incumbent director. Directors need not be stockholders.

Section 3.2 Election; Term of Office. Each director shall hold office until the annual meeting of stockholders next succeeding his or her election and shall serve until his or her successor shall have been duly elected and qualified or until his or her prior death, resignation or removal.

Section 3.3 Filling Vacancies. Any vacancy occurring in the Board of Directors by reason of death, resignation, or removal shall be filled only by the affirmative vote of a majority of the remaining directors entitled to vote, even if the remaining directors may constitute less than a quorum of the Board of Directors. A director elected to fill a vacancy shall serve for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by election at a regular meeting or a special meeting of the Board of Directors called for that purpose, or at an annual meeting or a special meeting of stockholders called for that purpose.

Section 3.4 Resignation of Directors. Any director may resign at any time by delivering notice of such resignation to the Secretary in writing or by electronic transmission. Such resignation is effective when delivered, unless the resignation specifies a later effective date or is contingent upon the happening of an event or events.

Section 3.5 Board Leadership.

(a) The Board of Directors may, if it so desires, annually elect one (1) of its members to be the Chairman and shall fill any vacancy in the position of the Chairman at such time and in such manner as the Board of Directors shall determine. The Chairman may, but need not be, an officer of or otherwise employed by the Corporation. The Chairman of the Board of Directors, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors and as may be provided by law. The Chairman of the Board of Directors may be removed as Chairman at any time with or without cause by a majority of the members of the Board of Directors.

(b) If at any time the Chairman of the Board of Directors shall be the President or another officer of the Corporation, the Independent Board Members (as defined below) shall elect by majority vote one (1) Independent Board Member to act as lead director (the “Lead Director”). To qualify as an “Independent Board Member”, a director must have been determined by the Board of Directors to be “independent” under all applicable listing or other regulatory standards and any additional standards established by the Corporation. The Lead Director shall convene and chair executive sessions of the non- management members of the Board and executive sessions of the Independent Board Members and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors and as may be provided by law. In the absence of the Chairman of the Board of Directors, the Lead Director shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present. The Lead Director may be removed as Lead Director at any time with or without cause by a majority of the Independent Board Members.

Section 3.6 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notice thereof need not be given.

Section 3.7 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman, the Lead Director, or the President, and shall be called by the Secretary on the written request of any two directors then in office, on at least twenty-four (24) hours’ notice to each director (except that notice to any director may be waived in writing, including by electronic transmission, by such director) and shall be held at such place or places as may be determined by the Board of Directors, or as shall be stated in the call of the meeting.

Section 3.8 Participation in Meetings by Conference Telephone Permitted. Unless otherwise restricted by the Restated Certificate of Incorporation or these Amended and Restated By-Laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to these Amended and Restated By-Laws shall constitute presence in person at such meeting.

Section 3.9 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board of Directors shall constitute a quorum for the transaction of business except as otherwise provided for in the Restated Certificate of Incorporation or these Amended and Restated By-Laws. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the Restated Certificate of Incorporation or other provisions of these Amended and Restated By-Laws shall require a vote of a greater number. In case at any meeting of the Board of Directors a quorum shall not be present, except as otherwise provided for in the Restated Certificate of Incorporation or these Amended and Restated By-Laws, a majority of the members of the Board of Directors present may adjourn the meeting from time to time until a quorum shall attend, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which adjournment is taken.

Section 3.10 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board of Directors, if any, or in the absence of the Chairman of the Board of Directors by the President, or in their absence by a chairman chosen by a majority of directors present at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 3.11 Action by Directors Without a Meeting. Unless otherwise restricted by the Restated Certificate of Incorporation or these Amended and Restated By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 3.12 Compensation of Directors. The Board of Directors shall have the authority to fix the compensation of independent directors.

ARTICLE IV
COMMITTEES

Section 4.1 Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board of Directors may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in these Amended and Restated By-Laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the General Corporation Law of the State of Delaware (the “DGCL”) to be submitted to stockholders for approval or (b) adopting, amending or repealing these By-Laws.

Section 4.2 Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, a majority of the members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these Amended and Restated By-Laws.

ARTICLE V
OFFICERS

Section 5.1 Officers; Election. The Board of Directors shall elect a President, a Treasurer or Controller and a Secretary and may also elect one (1) or more Vice Presidents, one (1) or more Assistant Vice Presidents, one (1) or more Assistant Secretaries and one (1) or more Assistant Treasurers or Assistant Controllers and such other officers as the Board of Directors may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person.

Section 5.2 Term of Office; Resignation; Removal; Vacancies. Each officer shall hold office for the term prescribed by the Board of Directors and until his or her successor is elected and qualified, or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Board of Directors or to the President or the Secretary of the Corporation. Such resignation shall have taken effect at the time specified therein, and no acceptance of such resignation shall be necessary to make it effective. Unless otherwise provided by these Amended and Restated By-Laws, the Board of Directors may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

Section 5.3 President. In the absence of the Chairman of the Board of Directors and the Lead Director, the President shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present. The President shall be the chief executive officer and shall have general charge and supervision of the business of the Corporation and, in general, shall perform all duties generally pertaining to the office of president of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors or as may be provided by law.

Section 5.4 Vice Presidents. The Vice President or Vice Presidents shall have such powers and shall perform all duties generally pertaining to the office of vice president of a corporation and such duties as may, from time to time, be assigned to him or her or them by the Board of Directors or the President or as may be provided by law.

Section 5.5 Secretary. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees in a book to be kept for that purpose, shall see that all notices are duly given in accordance with the provisions of these Amended and Restated By- Laws or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties generally pertaining to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors or the President or as may be provided by law.

Section 5.6 Treasurer or Controller. The Treasurer or Controller shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors. The Treasurer or Controller shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation, shall render to the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation, and, in general, shall perform all the duties generally pertaining to the office of treasurer or controller of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors or the President or as may be provided by law.

Section 5.7 Other Officers. The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these Amended and Restated By-Laws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

Section 5.8 Delegation of Authority. In the case of the absence of any officer of the Corporation or for any other reason that the Board of Directors may deem sufficient, the Board of Directors may delegate some or all of the powers or duties of such officer to any other officer or to any director, employee, stockholder or agent for whatever period of time the Board of Directors determines is necessary or appropriate.

ARTICLE VI
STOCK CERTIFICATES AND THEIR TRANSFER

Section 6.1 Stock Certificates and Uncertificated Shares.

(a) Shares of the Corporation’s stock may be evidenced by certificates for shares of stock or may be issued in uncertificated form. The issuance of shares in uncertificated form shall not affect shares already represented by a certificate until the certificate is surrendered to the Corporation. Except as expressly provided by law, there shall be no differences in the rights and obligations of stockholders based on whether their shares are represented by certificates or are in uncertificated form.

(b) Any certificates issued to any stockholder of the Corporation shall be signed by, or in the name of the Corporation by, the Chairman of the Board of Directors or a Vice Chairman of the Board of Directors or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such holder in the Corporation. Any or all of the signatures on a certificate may be a facsimile, engraved or printed. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

(c) If the Corporation is authorized to issue more than one (1) class of stock or more than one (1) series of any class, unless such class of stock or series thereof is determined by the Board of Directors to be uncertificated, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided, that, except as otherwise provided by law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

(d) Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on a certificate pursuant to the DGCL or, with respect to Section 151 of the DGCL, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 6.2 Lost Certificates. The Corporation may issue (a) a new certificate or certificates or (b) uncertificated shares in place of any certificate or certificates previously issued by the Corporation, alleged to have been lost, stolen, or destroyed. When authorizing such issue of a new certificate, certificates or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or the owner’s legal representative, to give the Corporation a bond in such sum as it may direct sufficient to indemnify it against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated share.

Section 6.3 Transfers of Stock.

(a) Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate or evidence of the issuance of uncertificated shares to the person entitled thereto, cancel the old certificate and record the transaction upon its records; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer. Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificates are presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

(b) Upon the receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificates shares shall be cancelled, issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded on the records of the Corporation. If the Corporation has a transfer agent or registrar acting on its behalf, the signature of any officer or any representative thereof may be in fascimile.

Section 6.4 Fixing the Record Date.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. If the Board of Directors so fixes a record date for notice of any meeting of stockholders, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed, (i) the record date for determining stockholders entitled to notice of and to vote at any meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given pursuant to Section 2.4 and (ii) the record date for any other purpose, other than stockholder action by written consent or with respect to a Demand Record Date, shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at such adjourned meeting in accordance with the foregoing provisions of this Section 6.4(a).

(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date, which written notice shall include all information (including with respect to any beneficial owner on whose behalf such notice is delivered) that would be required to be delivered pursuant to Section 2.5 or Section 2.6 of these Amended and Restated By-Laws, as applicable, if the stockholder had been making a nomination or proposing business to be considered at a meeting of stockholders. The Board of Directors shall promptly, but in all events within ten days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten days after the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken, sent by hand or certified or registered mail, return receipt requested, to the attention of the Secretary at the principal executive offices of the Corporation, is received by the Secretary. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

Section 6.5 Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its records as the owner of shares of stock to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VII
MISCELLANEOUS

Section 7.1 Fiscal Year. The fiscal year of the Corporation shall be the calendar year.

Section 7.2 Seal. The Corporation may have a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 7.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Whenever notice is required to be given by law or under any provision of the Restated Certificate of Incorporation or these Amended and Restated By-Laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Restated Certificate of Incorporation or these Amended and Restated By-Laws.

Section 7.4 Indemnification of Directors, Officers, Employees and other Agents.

(a) Indemnification.

(i) Subject to Section 7.4(c), the Corporation shall indemnify, to the full extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter, a “Proceeding”), by reason of the fact that such person is or was a director or officer of the Corporation, or while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan (collectively, “Another Enterprise”), against expenses (including attorneys’ fees), judgments, fines (including ERISA excise taxes or penalties) and amounts paid in settlement actually and reasonably incurred by him or her in connection with such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(ii) The Corporation may indemnify, to the full extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was an employee or agent of the Corporation, or while not serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise, against expenses (including attorneys’ fees), judgments, fines (including ERISA excise taxes or penalties) and amounts paid in settlement actually and reasonably incurred by him or her in connection with such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(iii) To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any threatened, pending, or completed Proceeding referred to in Section 145(a) or (b) of the DGCL, or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

(iv) The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

(b) Advancement of Expenses.

(i) Subject to Section 7.4(c), with respect to any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was a director or officer of the Corporation or while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise, the Corporation shall pay the expenses (including attorneys’ fees) incurred by such person in defending any such Proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that any advancement of expenses shall be made only upon receipt of an undertaking (hereinafter an “undertaking”) by such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under this Section 7.4 or otherwise.

(ii) With respect to any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was an employee or agent of the Corporation, or while not serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise, the Corporation may, in its discretion and upon such terms and conditions, if any, as the Corporation deems appropriate, pay an advancement of expenses; provided, however, that any advancement of expenses shall be made only upon receipt of an Undertaking.

(c) Actions Initiated Against The Corporation. Anything in Section 7.4(a)(i) or Section 7.4(b)(i) to the contrary notwithstanding, except as provided in Section 7.4(e)(ii), with respect to a Proceeding initiated against the Corporation by a person who is or was a director or officer of the Corporation (whether initiated by such person in or by reason of such capacity or in or by reason of any other capacity, including as a director, officer, employee, or agent of Another Enterprise), the Corporation shall not be required to indemnify or to advance expenses (including attorneys’ fees) to such person in connection with prosecuting such Proceeding (or part thereof) or in defending any counterclaim, cross-claim, affirmative defense, or like claim of the Corporation in such Proceeding (or part thereof) unless such Proceeding was authorized by the Board of Directors of the Corporation.

(d) Contract Rights. The rights to indemnification and advancement of expenses conferred upon any current or former director or officer of the Corporation pursuant to this Section 7.4 (whether by reason of the fact that such person is or was a director or officer of the Corporation, or while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise) shall be contract rights, shall vest when such person becomes a director or officer of the Corporation, and shall continue as vested contract rights even if such person ceases to be a director or officer of the Corporation. Any amendment, repeal, or modification of, or adoption of any provision inconsistent with, this Section 7.4 (or any provision hereof) shall not adversely affect any right to indemnification or advancement of expenses granted to any person pursuant hereto with respect to any act or omission of such person occurring prior to the time of such amendment, repeal, modification, or adoption (regardless of whether the Proceeding relating to such acts or omissions, or any proceeding relating to such person’s rights to indemnification or to advancement of expenses, is commenced before or after the time of such amendment, repeal, modification, or adoption), and any such amendment, repeal, modification, or adoption that would adversely affect such person’s rights to indemnification or advancement of expenses hereunder shall be ineffective as to such person, except with respect to any threatened, pending, or completed Proceeding that relates to or arises from (and only to the extent such Proceeding relates to or arises from) any act or omission of such person occurring after the effective time of such amendment, repeal, modification, or adoption.

(e) Claims.

(i) If (X) a claim under Section 7.4(a)(i) with respect to any right to indemnification is not paid in full by the Corporation within sixty (60) days after a written demand has been received by the Corporation or (Y) a claim under Section 7.4(b)(i) with respect to any right to the advancement of expenses is not paid in full by the Corporation within twenty (20) days after a written demand has been received by the Corporation, then the person seeking to enforce a right to indemnification or to an advancement of expenses, as the case may be, may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim.

(ii) If successful in whole or in part in any suit brought pursuant to Section 7.4(e)(i), or in a suit brought by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the person seeking to enforce a right to indemnification or an advancement of expenses hereunder or the person from whom the Corporation sought to recover an advancement of expenses, as the case may be, shall be entitled to be paid by the Corporation the reasonable expenses (including attorneys’ fees) of prosecuting or defending such suit.

(iii) In any suit brought by a person seeking to enforce a right to indemnification hereunder (but not a suit brought by a person seeking to enforce a right to an advancement of expenses hereunder), it shall be a defense that the person seeking to enforce a right to indemnification has not met any applicable standard for indemnification under applicable law. With respect to any suit brought by a person seeking to enforce a right to indemnification or right to advancement of expenses hereunder or any suit brought by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), neither (A) the failure of the Corporation to have made a determination prior to commencement of such suit that indemnification of such person is proper in the circumstances because such person has met the applicable standards of conduct under applicable law, nor (B) an actual determination by the Corporation that such person has not met such applicable standards of conduct, shall create a presumption that such person has not met the applicable standards of conduct or, in a case brought by such person seeking to enforce a right to indemnification, be a defense to such suit.

(iv) In any suit brought by a person seeking to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the burden shall be on the Corporation to prove that the person seeking to enforce a right to indemnification or to an advancement of expenses or the person from whom the Corporation seeks to recover an advancement of expenses is not entitled to be indemnified, or to such an advancement of expenses, under this Section 7.4 or otherwise.

(f) Determination of Entitlement to Indemnification. Any indemnification required or permitted under this Section 7.4 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he or she has met all applicable standards of conduct set forth in this Section 7.4 and Section 145 of the General Corporation Law of the State of Delaware. Such determination shall be made, with respect to a person who is a director or officer of the Corporation at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by the stockholders. Such determination shall be made, with respect to any person who is not a director or officer of the Corporation at the time of such determination, in the manner determined by the Board of Directors (including in such manner as may be set forth in any general or specific action of the Board of Directors applicable to indemnification claims by such person) or in the manner set forth in any agreement to which such person and the Corporation are parties.

(g) Non-Exclusive Rights. The indemnification and advancement of expenses provided in this Section 7.4 shall not be deemed exclusive of any other rights to which any person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be such director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

(h) Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Section 7.4 or otherwise.

(i) Severability. If any provision or provisions of this Section 7.4 shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (A) the validity, legality, and enforceability of the remaining provisions of this Section 7.4 (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal, or unenforceable, that is not itself held to be invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby; and (B) to the fullest extent possible, the provisions of this Section 7.4 (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.

(j) Miscellaneous. For purposes of this Section 7.4: (i) references to serving at the request of the Corporation as a director or officer of Another Enterprise shall include any service as a director or officer of the Corporation that imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan; (ii) references to serving at the request of the Corporation as a employee or agent of Another Enterprise shall include any service as an employee or agent of the

Corporation that imposes duties on, or involves services by, such employee or agent with respect to an employee benefit plan; (iii) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to the best interests of the Corporation; and (iv) references to a director of Another Enterprise shall include, in the case of any entity that is not managed by a board of directors, such other position, such as manager or trustee or member of the governing body of such entity, that entails responsibility for the management and direction of such entity’s affairs, including, without limitation, general partner of any partnership (general or limited) and manager or managing member of any limited liability company.

Section 7.5 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of computer disks, punch cards, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section 7.6 Dividends. Subject to the provisions of the Restated Certificate of Incorporation and these Amended and Restated By-Laws, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends upon the capital stock of the Corporation as and when they deem expedient. Before declaring any dividend, the Board of Directors may cause to be set apart out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the directors shall deem conducive to the interests of the Corporation.

Section 7.7 Checks. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner as shall be determined from time to time by resolution of the Board of Directors.

Section 7.8 Amendment of By-Laws by Directors. These Amended and Restated By-Laws may be amended or repealed, in whole or in part, or new By-Laws may be adopted, by action of a majority of the Board of Directors.

Section 7.9 Amendment of By-Laws by Stockholders. The stockholders shall also have the power to adopt, amend, supplement or repeal these Amended and Restated By-Laws; provided that the affirmative vote of the holders of record of at least a majority of the combined voting power of all of the outstanding capital stock of the Corporation entitled to vote in respect thereof shall be required to alter, amend or repeal these Amended and Restated By-Laws.

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